UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
January 25, 2005

Finisar Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-27999 (Commission File No.)	94-3038428 (I.R.S. Employer Identification No.)

1308 Moffett Park Drive
Sunnyvale, CA 94089
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(408) 548-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 1.02 Termination of a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.8
EXHIBIT 10.21
EXHIBIT 10.22
EXHIBIT 99.1

Item 1.01 Entry into a Material Definitive Agreement.

     On January 25, 2005, Finisar Corporation (“Finisar”) and Infineon Technologies AG (“Infineon”) entered into a Master Sale and Purchase Agreement (the “Purchase Agreement”) pursuant to which Finisar will acquire certain assets of the fiber optics business unit of Infineon associated with the design, development and manufacture of all optical transceiver products in exchange for 34,000,000 shares of Finisar Common Stock. In connection with the Purchase Agreement, Finisar and Infineon entered into an Amended and Restated Registration Rights Agreement and a Transceiver Supply Agreement (the “Supply Agreement”) pursuant to which a subsidiary of Infineon will supply Finisar with transceivers during an interim period following the closing. The Purchase Agreement is attached hereto as Exhibit 2.8, the Amended and Restated Registration Rights Agreement is attached hereto as Exhibit 10.21 and the Supply Agreement is attached hereto as Exhibit 10.22. Please see the press release attached hereto as Exhibit 99.1 for a summary description of the material terms of the transactions contemplated by the Purchase Agreement, which are incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement

     Finisar had previously reported in its Form 8-K report dated January 12, 2005 that it had received a notice from Infineon purporting to terminate the Amended and Restated Master Sale and Purchase Agreement between the parties dated October 11, 2004 (the “October Agreement”) that was attached as Exhibit 2.7 to Finisar’s Form 8-K Report filed with the Securities and Exchange Commission on October 12, 2004. In connection with the Purchase Agreement described in Item 1.01 above, Finisar and Infineon agreed to terminate the October Agreement and all ancillary agreements that had been entered into in connection therewith, effective upon the closing of the transactions under the Purchase Agreement described in Item 1.01 above. Subject to the closing of the transactions under the Purchase Agreement, each party agreed to release and discharge the other party from any and all claims that it may have had relating to or arising from the October Agreement, any ancillary agreement entered into in connection therewith or the transactions contemplated thereby.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.	Description

2.8	Master Sale and Purchase Agreement dated January 25, 2005 by and between Finisar Corporation and Infineon Technologies AG.

10.21	Amended and Restated Registration Rights Agreement dated January 25, 2005 by and between Finisar Corporation and Infineon Technologies AG.

10.22*	Transceiver Supply Agreement dated January 25, 2005 by and between Finisar Corporation and Infineon Technologies Trutnov, sro.

99.1	Press Release dated January 25, 2005 announcing that Finisar Corporation and Infineon Technologies AG have entered into a definitive agreement pursuant to which Finisar will acquire certain assets associated with Infineon’s fiber optic transceiver business.

*     This exhibit has been filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment. The confidential portions of this exhibit have been omitted and are marked by asterisks.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2005

Finisar Corporation
By:	/s/ Stephen K. Workman
Stephen K. Workman
Senior Vice President, Finance, Chief Financial Officer and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

2.8	Master Sale and Purchase Agreement dated January 25, 2005 by and between Finisar Corporation and Infineon Technologies AG.

10.21	Amended and Restated Registration Rights Agreement dated January 25, 2005 by and between Finisar Corporation and Infineon Technologies AG.

10.22*	Transceiver Supply Agreement dated January 25, 2005 by and between Finisar Corporation and Infineon Technologies Trutnov, sro.

99.1	Press Release dated January 25, 2005 announcing that Finisar Corporation and Infineon Technologies AG have entered into a definitive agreement pursuant to which Finisar will acquire certain assets associated with Infineon’s fiber optic transceiver business.

*     This exhibit has been filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment. The confidential portions of this exhibit have been omitted and are marked by asterisks.

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